UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

AKERS BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

November 25, 2019

Dear Stockholder:

We are writing to notify you of important information about the 2019 annual meeting of stockholders of Akers Biosciences, Inc. (the “Company”).

We previously filed and mailed to our stockholders our definitive proxy statement and related proxy materials on November 12, 2019 (the “Proxy Statement”) for our 2019 annual meeting of stockholders, which contained two proposals. The enclosed supplementary proxy material (the “Supplement”) is being sent to you because we have determined to (i) add a new Proposal 3 to the original Proxy Statement in order to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 2,604,167 to 100,000,000 shares, and (ii) postpone the 2019 annual meeting of stockholders, which was originally scheduled for December 16, 2019, to December 30, 2019 in order to provide additional time for stockholders to review the additional proposal and cast their vote. The Board of Directors believes the availability of additional authorized shares will allow us to perform activities in the ordinary course of business.

Accordingly, we are furnishing to you, together with this letter, an Amended Notice of the 2019 Annual Meeting and the Supplement to the previously furnished Proxy Statement, which reflect the revised agenda for the annual meeting and describe the new proposal to be voted on at the annual meeting, as well as a new proxy card for purposes of casting your vote on all of the proposals to be voted on at the annual meeting and our annual report on Form 10-K, filed by the Company with the Securities and Exchange Commission on April 1, 2019. The annual meeting will now be held on Monday, December 30, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST).

Please read the Proxy Statement and the Supplement in their entirety as together they contain all of the information that is important to your decisions in voting at the annual meeting.

When you have finished reading the Proxy Statement and Supplement, please promptly submit your proxy by completing the enclosed new proxy card in its entirety, signing, dating and returning it in the enclosed envelope (or following the instructions to vote by Internet). We encourage you to submit your proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. The enclosed new proxy card permits you to submit your proxy for all three of the proposals included in the Proxy Statement and the Supplement, and will replace any previously submitted proxy in connection with the annual meeting.

If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the annual meeting with respect to all other proposals; however, the Company strongly encourages you to submit a new proxy so that your vote will be considered on Proposal 3.

By Order of the Board,

/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors

November 25, 2019

AMENDED NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 30, 2019

To the Stockholders of Akers Biosciences, Inc.:

This amended notice (this “Amended Notice”) is to notify you that you are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Akers Biosciences Inc. (the “Company”), to be held on Monday, December 30, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST), to consider and vote upon the following proposals:

1.	To elect four (4) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation;

2.	To ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 2019;

3.	To approve an amendment (the “Amendment”) to our Amended and Restated Certificate of Incorporation, as amended (our “Certificate”), to increase the number of authorized shares of our common stock from 2,604,167 to 100,000,000;

4.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR AND “FOR” THE APPROVAL OF THE AMENDEMNT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

The preceding items of business were described in our original Proxy Statement on Schedule 14A dated November 12, 2019 (the “Proxy Statement”), with the exception of Proposal 3, which is described in the attached supplement (the “Supplement,”) to the Proxy Statement.

Holders of record of our common stock, no par value per share (the “Common Stock”), at the close of business on November 1, 2019 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

The enclosed Supplement describes the new Proposal 3 and includes a revised proxy card which covers the two proposals included in the Proxy Statement and adds the new Proposal 3. If you wish to vote on this new Proposal 3, you must sign, date and return the enclosed proxy card (or follow the instructions to vote by Internet). Signing and submitting this new proxy card will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet), in addition to voting on Proposal 3, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet) to indicate your vote on Proposals 1 and 2.

Our stockholders have previously received a mailed copy of the Proxy Statement and Proxy Materials. We have elected to mail the Supplement, this Amended Notice, a new proxy card reflecting all three proposals to be voted on at the annual meeting, and our annual report on Form 10-K, filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 1, 2019 for the year ended December 31, 2018 (the “Annual Report”).

The affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock will be required to approve Proposal 3.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at the principal executive offices of the Company, located at 201 Grove Road, Thorofare, NJ 08086, for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors

November 25, 2019

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR AND “FOR” THE APPROVAL OF THE AMENDEMNT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

General Information about this Supplement and the Annual Meeting

This Supplement describes new Proposal 3, which is added to the agenda for the Annual Meeting and therefore is not described in the original Proxy Statement. Information about Proposals 1 and 2, each of which will also be presented to stockholders at the Annual Meeting, can be found in the Proxy Statement as originally filed with the SEC and mailed to our stockholders on or about November 12, 2019. To the extent the information in the Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in the Supplement shall amend and supersede the information contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read the Supplement carefully in its entirety together with the Proxy Statement. All capitalized terms used in the Supplement and not otherwise defined herein have the respective meanings given to them in the Proxy Statement. The Supplement is being mailed to our stockholders on or about December     , 2019.

What is the purpose of the Supplement?	We previously filed and mailed to our stockholders our original Proxy Statement and related proxy materials on November 12, 2019, which contained two proposals. The enclosed Supplement is being sent to you because we have determined to (i) add a new Proposal 3 to the original Proxy Statement in order to approve the Amendment to our Certificate, to increase the number of authorized shares of common stock from 2,604,167 to 100,000,000 shares, and (ii) postpone the 2019 annual meeting of stockholders, which was originally scheduled for December 16, 2019, to December 30, 2019, in order to provide additional time for stockholders to review the additional proposal and cast their vote. The record date for the Annual Meeting has not changed and remains November 1, 2019.

How will the Supplement and proxy materials be delivered?

Most of our stockholders who are entitled to vote at the Annual Meeting previously received a mailed copy of the Proxy Statement and Proxy Materials for the Annual Meeting. We have elected to mail the Supplement, the Amended Notice, a proxy card reflecting all three proposals to be voted on at the Annual Meeting, and our annual report for the year ended December 31, 2018.

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should contact the Company at 201 Grove Road, Thorofare, NJ 08086 or if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

How are votes counted for Proposal 3?	The affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock will be required to approve Proposal 3. The approval of the Amendment is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the proposal.

How do I cast or revoke my proxy?	Because this Supplement describes a new proposal to be voted on at the Annual Meeting that was not reflected or described in the original Proxy Statement, proxies submitted before the date of the Supplement will not include votes on the new proposal. As a result, if you want to vote on the new proposal described in the Supplement, you must cast a new vote for the Annual Meeting by signing, dating and returning the enclosed new proxy card (or by following the instructions to vote by Internet), or by voting in person at the Annual Meeting. Signing and submitting the new proxy card, or voting in person at the Annual Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet), in addition to voting on Proposal 3, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet) to indicate your vote on Proposals 1 and 2.

Who will bear the cost of this proxy solicitation?	We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Supplement, the Amended Notice, a new proxy card reflecting all three proposals to be voted on at the Annual Meeting, and our Annual Report, as well as any additional solicitation materials furnished to stockholders. Copies of solicitation material have been or will be mailed to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may mail this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. We have retained AdvantageProxy, Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $10,000, plus reimbursement of out-of-pocket expenses. The solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by AdvantageProxy, Inc., or by our directors, officers, employees or other agents we may engage for such purposes. No additional compensation will be paid to our directors, officers or employees for any such services.

PROPOSAL NUMBER THREE—APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Introduction

On November 25, 2019, our board of directors authorized and approved an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate”), in order to increase the number of authorized shares of our common stock from 2,604,167 to 100,000,000 (the “Amendment”). We are not proposing any change to the authorized number of shares of preferred stock. Under the 2018 New Jersey Revised Statutes, we are required to obtain the affirmative vote of a majority of the votes cast by the holders of shares of common stock in order to amend the Certificate to increase the number of shares of authorized common stock. Our board of directors determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment.

Form of the Amendment

The proposed Amendment would amend the Fourth Article of our Certificate to remove the first sentence and insert the following sentence:

“Capitalization. The total number of shares of stock which the Corporation shall have the authority to issue is one hundred fifty million (150,000,000) shares, of which one hundred million (100,000,000) shares shall be common stock, without par value (“Common Stock”), and fifty million (50,000,000) shares shall be preferred stock, without par value (“Preferred Stock”).”

Description of Common Stock

The Certificate currently authorizes the issuance of 2,604,167 shares of Common Stock, without par value, and 50,000,000 shares of preferred stock, without par value. As of November 25, 2019, there were 521,676 shares of Common Stock issued and outstanding, and no shares of preferred stock issued and outstanding.

In addition, as of November 25, 2019, we had an aggregate of 2,147,500 shares of Common Stock authorized for issuance upon vesting of stock awards and exercise of outstanding stock options granted under our equity incentive plans. As of November 25, 2019, an aggregate of 87,947 shares of our Common Stock are reserved for issuance upon exercise of outstanding warrants, 39 shares of our Common Stock are reverse for issuance upon exercise of options and 15,603 shares of our Common Stock are reserved for issuance upon vesting of our restricted stock units under our equity incentive plans.

Purpose of the Amendment

Our Board believes that the current number of authorized but unissued shares of Common Stock is not adequate to enable us, as the need may arise, to take advantage of market conditions and favorable opportunities involving the issuance of our Common Stock without the delay and expense associated with the holding of a special meeting of our stockholders. The Company is considering conducting a “best efforts” public offering pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on November 1, 2019 for the sale of units. The Company may require the availability of additional authorized shares in order to allow it to consummate the public offering.

The availability of additional authorized shares will also provide us with the flexibility in the future to issue shares of our Common Stock for general corporate purposes, such as acquisitions and other strategic transactions, raising additional capital, effecting stock splits, sales of stock or securities convertible into or exercisable for common stock, providing equity incentives to employees, officers and directors, and other general corporate purposes. We believe that the Amendment will provide us with additional flexibility to meet business and financing needs as and when they may arise. Our Board will determine whether, when and on what terms the issuance of shares of our Common Stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of the additional shares of our Common Stock authorized under the Amendment, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the Nasdaq Stock Market or any other stock market or exchange on which our common stock may then be listed.

Rights of Additional Authorized Shares of Common Stock

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Amendment will not alter the voting powers or relative rights of the common stock.

Potential Adverse Effects of the Amendment

Any future issuance of additional authorized shares of Common Stock may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of the Common Stock. Further, the Amendment could adversely affect the ability of third parties to take us over or change our control by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of us with another company that our Board determines is not in the Company’s best interests or in the best interests of our stockholders. Our Board however, does not intend or view the Amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.

Neither the 2018 New Jersey Revised Statutes, the Certificate, nor our Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Effectiveness of Amendment

If the Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of the Amendment with the Secretary of State of New Jersey. In accordance with the 2018 New Jersey Revised Statutes, however, our Board may elect to abandon the Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of New Jersey, notwithstanding stockholder approval of the Amendment.

Required Vote

The affirmative vote of the holders of a majority of the total outstanding shares of Common Stock will be required to approve Proposal 3. The approval of the Amendment is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Recommendation of the Board of Directors

Our Board unanimously recommends that stockholders vote FOR the approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, in order to increase the number of authorized shares of common stock from 2,604,167 to 100,000,000.

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL #

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December 30, 2019.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Joshua Silverman 02 Bill J. White 03 Christopher C. Schreiber 04 Robert. C. Schroeder

(2) To ratify the appointment of Morison Cogen LLP as the independent registered public accounting firm of the Company.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

NOTE: Such other business as may properly come before the meeting and any adjournment thereof.

Date	**Signature**	**Signature, if held jointly**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

AKERS BIOSCIENCES, INC.

Annual Meeting of Stockholders

December 30, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on December 30, 2019

The Proxy Statement is available at

www.akersbio.com/investor-center/us-sec-filings

AKERS BIOSCIENCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher C. Schrieber as proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 30, 2019, at 11:00 am Eastern Time at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted **FOR** the election of the listed nominees as directors, **FOR** Proposal 2, **FOR** Proposal 3 and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on December 30, 2019 at 11:00 a.m. ☐

(Continued and to be signed on Reverse Side)